SUBLEASE AGREEMENT

THIS SUBLEASE AGREEMENT (the "Sublease") is entered into and effective this 4|25|18 (date) between HODGSON MEYERS COMMUNICATIONS, INC., a Washington corporation, d.b.a. BLACKWING CREATIVE ("Tenant"), and MAVEN COALITION, INC. a Nevada corporation ("Subtenant"). Tenant entered into a lease (the "Master Lease") with SEATTLE 1500 FOURTH, LLC, successor in interest to PINE STREET ASSOCIATES II, LLC as Landlord ("Landlord"), dated, April 7, 2014 leasing the premises legally described in the attached Exhibit 1 ("Master Premises"). A copy of the Master Lease, including all amendments, is attached as Exhibit 2. Tenant and Subtenant agree as follows:

1. SUBLEASE SUMMARY.

a. Subleased Premises. Tenant leases to Subtenant and Subtenant leases from Tenant that portion of the Master Premises consisting of an agreed area of 7,457 rentable square feet of area on the 2nd floor(s) of the Master Premises, outlined on the floor plan attached as Exhibit 3 (the "Subleased Premises"), and commonly known as Suite 200 at the Seaboard Building, 1500 Fourth Avenue, Seattle, WA 98101.

b. Sublease Commencement Date. The Sublease shall be for a period of 41 months and shall commence on June 1, 2018 or such earlier or later date as provided in Section 3 (the "Sublease Commencement Date").

c. Sublease Termination Date. The Sublease shall terminate at midnight on October 31, 2021 or one day prior to the termination date of the Master Lease, whichever is earlier, unless sooner terminated in accordance with the terms of this Sublease (the "Sublease Termination Date").

d. Base Rent. Subtenant shall pay to Tenant base monthly rent (check one) ☐ of $_________, or ☒ according to the Rent Rider attached hereto ("Base Rent). Rent shall be payable at Tenant's address shown in Section 1(h) below, or such other place designated in writing by Tenant.

e. Prepaid Rent. Upon execution of this Sublease, Subtenant shall deliver to Tenant the sum of $16,125.76 as prepaid rent, to be applied to the Rent due for month 1 of the Sublease.

f. Security Deposit. Upon execution of this Sublease, Subtenant shall deliver to Tenant the sum of $67,113.00 to be held as a security deposit pursuant to Section 5 below. The security deposit shall be in the form of (check one): ☒ cash, or ☐ letter of credit according to the Letter of Credit Rider (CBA Form CR),

attached hereto.

g. Permitted Use. The Subleased Premises shall be used only for general office purposes per the Master Lease and for no other purpose without the prior written consent of Tenant (the "Permitted Use").

h. Notice and Payment Addresses.

Tenant: Blackwing Creative
Attn: Sharan Ochsner
1500 Fourth Avenue, Suite 200
Seattle, WA 98101

Fax No.: __________

EXHIBIT 4

Email: sharano@blackwingcreative.com

Subtenant: Maven Coalition, Inc.
Attn: Bill Sornsin
1500 Fourth Avenue, Suite 200
Seattle, WA 98101

Fax No.: ______

Email: billso@themaven.net

i. **Subtenant's Sublease Share.** Subtenant's Sublease Share of any operating costs, additional rent, or other amounts payable by Tenant under the Master Lease is _______% of such amounts, based upon the ratio of the agreed rentable area of the Subleased Premises to the agreed rentable area of the Master Premises.

2. **PREMISES.**

a. **Lease of Premises.** Tenant leases to Subtenant, and Subtenant leases from Tenant the Subleased Premises upon the terms specified in this Sublease.

b. **Acceptance of Premises.** Except as specified elsewhere in this Sublease, Tenant makes no representations or warranties to Subtenant regarding the Subleased Premises, including the structural condition of the Subleased Premises or the condition of all mechanical, electrical, and other systems on the Subleased Premises. Except for any Subtenant improvements described on attached Exhibit 4 to be completed by Tenant ("Tenant's Work"), Subtenant shall be responsible for performing any work necessary to bring the Subleased Premises into a condition satisfactory to Subtenant. By signing this Sublease, Subtenant acknowledges that it has had adequate opportunity to investigate the Subleased Premises, acknowledges responsibility for making any corrections, alterations and repairs to the Subleased Premises (other than the Tenant's work in Exhibit 4), and acknowledges that the time needed to complete any such items shall not delay the Sublease Commencement Date.

c. **Subtenant Improvements.** Attached Exhibit 4 sets forth all of Tenant's Work, if any, and all Subtenant improvements to be completed by Subtenant (the "Subtenant's Work"), that will be performed on the Subleased Premises. Responsibility for design, payment and performance of all such work shall be as set forth on attached Exhibit 4.

3. **TERM.** Subtenant acknowledges that Tenant may need to receive Landlord's consent to this Sublease as provided in Sections 21 and 24 of this Sublease prior to Subtenant occupying the Subleased Premises, and Subtenant shall not occupy the Subleased Premises without the prior written consent of Tenant. If Subtenant occupies the Subleased Premises before the Sublease Commencement Date specified in Section 1, then such date of occupancy shall be the Sublease Commencement Date. If Tenant acts diligently to make the Subleased Premises available to Subtenant, neither Tenant nor any agent or employee of Tenant shall be liable for any damage or loss due to Tenant's inability or failure to deliver possession of the Premises to Subtenant as provided in this Sublease. In such case, the Rent shall abate until delivery of possession, but the Sublease Termination Date shall not be extended by such delay. Notwithstanding the foregoing, if Tenant has not delivered possession to Subtenant __________ within days (sixty (60) days if not filled in) after the date specified in Section 1, Subtenant may elect to cancel this Sublease by giving written notice to Tenant within ten (10) days after such time period ends. If Subtenant gives such notice, this Sublease shall be cancelled, all prepaid rent and security deposits shall be refunded to Subtenant, and neither Tenant nor Subtenant shall have any further obligations to the other.

4. RENT.

a. Payment of Rent. Subtenant shall pay Tenant without notice, demand, deduction or offset, in lawful money of the United States, the monthly Base Rental stated in Section 1 in advance on or before the first day of each month during the Sublease Term beginning on (check one): ☒ the Sublease Commencement Date, ☐ or _______________ (if no date specified, then on the Sublease Commencement Date), and any other additional payments due to Tenant ("Additional Rent") (collectively the "Rent") when required under this Sublease. Payments for any partial month at the beginning or end of the Sublease term shall be prorated. All payments due to Tenant under this Sublease, including late fees and interest, shall also constitute Additional Rent, and upon failure of Subtenant to pay any such costs, charges or expenses, Tenant shall have the same rights and remedies as otherwise provided in this Sublease for the failure of Subtenant to pay rent.

b. Late Charges; Default Interest. If any sums payable by Subtenant to Tenant under this Sublease are not received within five (5) days of their due date, Subtenant shall pay Tenant an amount equal to the sum which would be payable by Tenant to the Landlord for an equivalent default under the Master Lease or five percent (5%) of the delinquent amount for the cost of collecting and handling such late payment in addition to the amount due and as Additional Rent, whichever is greater. All delinquent sums not paid by Subtenant within five (5) business days of the due date shall, at Tenant's option, bear interest at the rate the Tenant would pay the Landlord under the Master Lease for an equivalent default or the highest rate of interest allowable by law, whichever is less. Interest on all delinquent amounts shall be calculated from the original due date to the date of payment.

c. Less Than Full Payment. Tenant's acceptance of less than the full amount of any payment due from Subtenant shall not be deemed an accord and satisfaction or compromise of such payment unless Tenant specifically consents in writing to payment of such lesser sum as an accord and satisfaction or compromise of the amount which Tenant claims. Any portion that remains to be paid by Tenant shall be subject to the late charges and default interest provisions of this Section 4.

5. SECURITY DEPOSIT. Upon execution of this Sublease, Subtenant shall deliver to Tenant the security deposit specified in Section 1(f) above. Tenant's obligations with respect to the security deposit are those of a debtor and not of a trustee, and Tenant may commingle the security deposit with its other funds. If Subtenant breaches any covenant or condition of this Sublease, including but not limited to the payment of Rent, Tenant may apply all or any part of the security deposit to the payment of any sum in default and any damage suffered by Tenant as a result of Subtenant's breach. Subtenant acknowledges, however, that the security deposit shall not be considered as a measure of Subtenant's damages in case of default by Subtenant and any payment to Landlord from the security deposit shall not be construed as a payment of liquidated damages for Tenant's default. If Landlord applies the security deposit as contemplated by this Section, Subtenant shall, within five (5) days after written demand therefore by Tenant, deposit with Tenant the amount so applied. If Subtenant complies with all of the covenants and conditions of this Sublease throughout the Sublease term, the security deposit shall be repaid to Subtenant without interest within thirty (30) days after the surrender of the Subleased Premises by Subtenant in the condition required by Section 9 of this Lease.

6. MASTER LEASE. Tenant represents to Subtenant: (a) that Tenant has delivered to Subtenant a full and complete copy of the Master Lease and all other agreements between Landlord and Tenant relating to the leasing, use, and occupancy of the Subleased Premises (which may contain redacted business terms) and (b) that Tenant has received no uncured default notice from Landlord under the Master Lease. Tenant shall not agree to an amendment to the Master Lease which would have an adverse effect on Subtenant's occupancy of the Subleased Premises or its use of the Subleased Premises for their intended purpose, without obtaining Subtenant's prior written approval, which shall not be unreasonably withheld, conditioned, or delayed. Subtenant represents that it has read and is familiar with the terms of the Master Lease.

This Sublease is subject and subordinate to the Master Lease. If the Master Lease terminates, this Sublease shall terminate. Tenant and Subtenant shall not, by their omission or act, do or permit anything to be done which would cause a default under the Master Lease. If the Master Lease terminates or is forfeited as a result of a

default or breach by Tenant or Subtenant under this Sublease and/or the Master Lease, then the defaulting party shall be liable to the non-defaulting party for the damage suffered as a result of such termination or forfeiture. Tenant shall exercise due diligence in attempting to cause Landlord to perform its obligations under the Master Lease for the benefit of the Subtenant.

All the terms, covenants and conditions contained in the Master Lease are incorporated into and made a part of this Sublease as if Tenant were the landlord under the Master Lease, the Subtenant were the tenant under the Master Lease, and the Subleased Premises were the Master Premises except as may be inconsistent with the terms contained in this Sublease and the following: ____

____

(none if not specified).

~~7. **ADDITIONAL CHARGES.** If Tenant shall be charged for additional rent or other sums pursuant to the provisions of the Master Lease, Subtenant shall be liable for its Sublease Share, stated in Section 1 above, of such additional rent or sums, including without limitation, payments for taxes, common area charges, utilities and services, or operating costs. If any such rent or sums shall be due to excessive use by Subtenant of utilities or services provided to the Subleased Premises, as reasonably determined by Tenant, such excess shall be paid in its entirety by Subtenant. If Subtenant shall procure any additional service for the Subleased Premises, including but not limited to after-hour HVAC services, Subtenant shall pay for same at the rates charged by Landlord and shall make such payment to Tenant or Landlord, as Tenant shall direct. Tenant shall have no duty to perform any obligations which are, by their nature, the obligation of an owner or manager of real property. Any rent or other sums payable by Subtenant under this Section shall be Additional Rent and paid to Tenant no later than five (5) days before they are due from Tenant to Landlord. If Tenant shall receive any refund for Additional Rent or sums paid under the Master Lease, Subtenant shall be entitled to the return of so much thereof as shall be attributable to prior payments by Subtenant. Tenant shall, upon request by Subtenant, furnish Subtenant with copies of all statements submitted by Landlord of actual or estimated Additional Rent or sums.~~

~~Notwithstanding anything herein contained, the only services or utilities to which Subtenant is entitled under this Sublease are those to which Tenant is entitled under the Master Lease.~~

8. **ALTERATIONS.** Subtenant may make alterations, additions or improvements to the Subleased Premises, including any of Subtenant's Work identified on attached Exhibit 4 (the "Alterations"), with the prior written consent of Tenant. The term "Alterations" shall not include the installation of shelves, movable partitions, Subtenant's equipment, and trade fixtures which may be performed without damaging existing improvements or the structural integrity of the Subleased Premises, and Tenant's consent shall not be required for Subtenant's installation of those items except to the extent Tenant must obtain the consent of Landlord under the Master Lease for such installations. Subtenant shall perform all work within the Subleased Premises at Subtenant' expense in compliance with all applicable laws and shall complete all Alterations in accordance with plans and specifications approved by Tenant, using contractors approved by Tenant, and in a manner so as to not unreasonably interfere with other tenants. Subtenant shall pay, when due, all claims for labor or materials furnished to or for Subtenant at or for use in the Subleased Premises, which claims are or may be secured by any mechanics' or materialmens' liens against the Subleased Premises or any interest therein. Subtenant shall remove all Alterations at the end of the Sublease term unless Tenant conditioned its consent upon Subtenant leaving a specified Alteration at the Subleased Premises, in which case Subtenant shall not remove such Alteration and it shall become Landlord's property. Subtenant shall immediately repair any damage to the Subleased Premises caused by removal of Alterations.

9. **REPAIRS AND MAINTENANCE; SURRENDER.** Subtenant shall, at its sole expense, maintain the Subleased Premises in good condition and promptly make all repairs and replacements, whether structural or non-structural, necessary to keep the Subleased Premises safe and in good condition, including all utilities and other systems serving the Subleased Premises. Subtenant shall not damage any demising wall or disturb the

structural integrity of the Subleased Premises and shall promptly repair any damage or injury done to any such demising walls or structural elements caused by Subtenant or its employees, officers, agents, servants, contractors, customers, clients, visitors, guests, or other licensees or invitees. If Subtenant fails to maintain or repair the Subleased Premises, Tenant may enter the Subleased Premises and perform such repair or maintenance on behalf of Subtenant. In such case, Subtenant shall be obligated to pay to Tenant immediately upon receipt of demand for payment, as additional Rent, all costs incurred by Tenant. Subtenant shall only be obligated to repair or maintain those portions of the Subleased Premises as provided in the Master Lease. Tenant shall not be required to perform changes to the Subleased Premises because of the enactment of any law, ordinance, regulation or code during the Sublease term. Notwithstanding anything in this Section to the contrary, Subtenant shall not be responsible for any repairs to the Subleased Premises made necessary by the acts of Tenant, Landlord or their employees, officers, agents, servants, contractors, customers, clients, visitors, guests, or other licensees or invitees.

Upon expiration of the Subleased Lease term, whether by lapse of time or otherwise, Subtenant shall promptly and peacefully surrender the Subleased Premises, together with all keys, to Tenant in as good condition as when received by Subtenant or as thereafter improved, reasonable wear and tear and insured casualty excepted.

10. ACCESS AND RIGHT OF ENTRY. After reasonable notice from Tenant (except in cases of emergency, where no notice is required), Subtenant shall permit Tenant or Landlord and their agents, employees and contractors to enter the Subleased Premises at all reasonable times to make repairs, alterations, improvements or inspections. This Section shall not impose any repair or other obligation upon Tenant not expressly stated elsewhere in this Sublease. After reasonable notice to Subtenant, Tenant or Landlord shall have the right to enter the Subleased Premises for the purpose of (a) showing the Subleased Premises to prospective purchasers or lenders at any time, and to prospective tenants within one hundred eighty (180) days prior to the expiration or sooner termination of the Sublease term; and (b) for posting "for lease" signs within one hundred eighty (180) days prior to the expiration or sooner termination of the Sublease term.

11. DESTRUCTION OR CONDEMNATION.

a. **Damage and Repair.** If Landlord or Tenant terminate the Master Lease based on casualty to the property in accordance with the Master Lease, this Sublease shall terminate on the same date. If the Subleased Premises or the portion of the property necessary for Subtenant's occupancy are damaged, destroyed or rendered untenantable, by fire or other casualty, Tenant may, at its option: (a) terminate this Sublease, or (b) restore (or cause Tenant to restore) the Subleased Premises and the portion of the property necessary for Subtenant's occupancy to their previous condition. Provided, however, if such casualty event occurs during the last six (6) months of the Sublease term (after considering any option to extend the term timely exercised by Subtenant) then either Subtenant or Tenant may elect to terminate this Sublease. If, within sixty (60) days after receipt by Tenant from Subtenant of written notice that Subtenant deems the Subleased Premises or the portion of the property necessary for Tenant's occupancy untenantable, Tenant fails to notify Subtenant of its election to restore those areas, or if Tenant is unable to restore those areas within six (6) months of the date of the casualty event, then Subtenant may elect to terminate this Sublease.

If Tenant restores the Subleased Premises or the property under this Section, Tenant shall proceed with reasonable diligence to complete the work, and the base Rent shall be abated in the same proportion as the untenantable portion of the Subleased Premises bears to the whole Subleased Premises, provided that there shall be a rent abatement only if the damage or destruction of the Subleased Premises or the property did not result from, or was not contributed to directly or indirectly by the act, fault or neglect of Subtenant, or Subtenant's employees, officers, agents, servants, contractors, customers, clients, visitors, guests, or other licensees or invitees. Provided, if Tenant complies with its obligations under this Section, no damages, compensation or claim shall be payable by Tenant for inconvenience, loss of business or annoyance directly, incidentally or consequentially arising from any repair or restoration of any portion of the Subleased Premises or the property.

Tenant shall have no obligation to carry insurance of any kind for the protection of Subtenant or any alterations or improvements paid for by Subtenant; any Subtenant's Work identified in Exhibit 4 (regardless of who may have contemplated them); Subtenant's furniture; or on any fixtures, equipment, improvements or appurtenances of Subtenant under this Lease, and Tenant shall not be obligated to repair any damage thereto or replace the same unless the damage is caused by Tenant's negligence.

b. Condemnation. If the Landlord or Tenant terminate the Master Lease based on a provision in the Master Lease relating to eminent domain or conveyance under threat of condemnation, this Sublease shall terminate on the same date. If the Subleased Premises, the portion of the property necessary for Subtenant's occupancy, or 50% or more of the rentable area of the property are made untenantable by eminent domain, or conveyed under a threat of condemnation, this Sublease shall terminate at the option of Tenant or Subtenant as of the earlier of the date title vests in the condemning authority or the condemning authority first has possession of the portion of the property taken by the condemning authority. All Rent and other payments shall be paid to that date.

If the condemning authority takes a portion of the Subleased Premises or the portion of the property necessary for Subtenant's occupancy that does not render them untenantable, then this Sublease shall continue in full force and effect and the base Rent shall be equitably reduced based on the proportion by which the floor area of any structures is reduced. The reduction in Rent shall be effective on the earlier of the date the condemning authority first has possession of such portion or title vests in the condemning authority. The Subleased Premises or the portion of the property necessary for Subtenant's occupancy shall not be deemed untenantable if 25% or less of each of those areas is condemned. As between Tenant and Subtenant, Tenant shall be entitled to the entire award from the condemning authority attributable to the value of the Subleased Premises or the property and Tenant shall make no claim for the value of its leasehold. Subtenant shall be permitted to make a separate claim against the condemning authority for moving expenses or damages resulting from interruption in its business if Subtenant may terminate this Sublease under this Section, provided that in no event shall Subtenant's claim reduce Landlord's or Tenant's award.

12. INSURANCE. Subtenant shall procure and maintain, at its own cost and expense, such liability insurance as is required to be carried by Tenant under the Master Lease, naming Tenant, as well as Landlord, as additional insureds, in the manner required therein, and property insurance as is required to be carried by Tenant under the Master Lease to the extent property insurance pertains to the Subleased Premises. If the Master Lease requires Tenant to insure leasehold improvements or alterations, then Subtenant shall insure the leasehold improvements which are located in the Subleased Premises, as well as alterations in the Subleased Premises made by Subtenant. Subtenant shall furnish to Tenant a certificate of Subtenant's insurance required hereunder not later than ten (10) days prior to Subtenant's taking possession of the Subleased Premises. Tenant shall carry insurance as required by the Master Lease and shall not be obligated to carry fire or other insurance if Landlord is obligated to carry it under the Master Lease.

Tenant and Subtenant hereby release each other and any other tenant, their employees, officers, agents, servants, contractors, customers, clients, visitors, guests, or other licensees or invitees, from responsibility for and waive their entire claim of recovery for any loss or damage arising from any cause covered by property insurance required to be carried by each of them. Each party shall provide notice to the property insurance carrier or carriers of this mutual waiver of subrogation, and shall cause its respective property insurance carriers to waive all rights of subrogation against the other. This waiver shall not apply to the extent of the deductible amounts to any such policies or to the extent of liability exceeding the limits of such policies. Tenant agrees to use reasonable efforts to obtain from Landlord the same waiver of claims for any loss or damage arising from any cause covered by property insurance required to be carried by Landlord under the Master Lease and, if and to the extent of such waiver by Landlord, Subtenant agrees to the same waiver. first obtaining the written consent of Tenant, which shall not be unreasonably withheld or delayed. Tenant may condition its consent on (a) obtaining any required consent from Landlord; (b) Subtenant satisfying any conditions on the Transfer imposed by Landlord; and (c) such other reasonable conditions that Tenant may impose. No Transfer shall relieve Subtenant of any liability under this Sublease notwithstanding Tenant's consent to such Transfer. Consent to any Transfer shall not operate as a waiver of the necessity for Tenant's consent to any subsequent

Transfer. In connection with each request for consent to a Transfer, Subtenant shall pay the reasonable cost of processing same, including attorneys' fees and any cost charged by Landlord for granting its consent under the Master Lease, upon demand of Tenant.

If Subtenant is a partnership, limited liability company, corporation, or other entity, any transfer of this Sublease by merger, consolidation, redemption or liquidation, or any change in the ownership of, or power to vote, which singularly or collectively represents a majority of the beneficial interest in Subtenant, shall constitute a Transfer.

As a condition to the Landlord's and Tenant's approval, if given, any potential assignee or sublessee otherwise approved shall assume all obligations of Subtenant under this Sublease and shall be jointly and severally liable with Subtenant and any guarantor, if required, for the payment of Rent and other charges due hereunder and performance of all terms of this Sublease. In connection with any Transfer, Subtenant shall provide Landlord and Tenant with copies of all assignments, subleases and assumption agreements and documents.

14. MORTGAGE SUBORDINATION AND ATTORNMENT. This Sublease shall automatically be subordinate to any mortgage or deed of trust created by Landlord to the extent the Master Lease is subordinate to the same mortgage or deed of trust and Subtenant shall attorn on the same terms and conditions as the Tenant in the Master Lease, provided Subtenant shall enjoy the terms and conditions relating to such subordination and attornment to the same extent Tenant does under the terms of the Master Lease.

15. HOLDOVER. If Subtenant shall, without the written consent of Tenant, remain in possession of the Subleased Premises and fail to return the Premises to Landlord after the expiration or termination of the Sublease, the tenancy shall be a holdover tenancy and shall be on a month-to-month basis, which may be terminated according to Washington law. Unless a different rate is agreed upon by Tenant, Subtenant agrees to pay to Tenant 150% of the rate of Rent last payable under this Sublease or the holdover rental rate provided in the Master Lease, whichever is greater, during any holdover tenancy. All other terms of the Sublease shall remain in effect.

16. NOTICES. All notices under this Sublease shall be in writing and effective (i) when delivered in person or via overnight courier to the other party, (ii) three (3) days after being sent by registered or certified mail to the other party at the addresses set forth in Section 1; or (iii) upon confirmed transmission by facsimile to the other party at the facsimile numbers set forth in Section 1. The addresses for notices and payment of Rent set forth in Section 1 may be modified by either party only by written notice delivered in conformance with this Section.

17. ESTOPPEL CERTIFICATES. Upon the written request of Tenant, Subtenant shall deliver to Tenant and/or Landlord or their designee a written estoppel certificate on the same terms and conditions as required by Tenant under the Master Lease.

18. GENERAL.

a. Heirs and Assigns. This Sublease shall apply to and be binding upon Tenant and Subtenant and their respective heirs, executors, administrators, successors and assigns.

b. Brokers' Fees. Subtenant represents and warrants to Tenant that expect for Subtenant's Broker, if any, described and disclosed in Section 20 of this Lease, it has not engaged any firm, finder or other person who would be entitled to any commission or fees for the negotiation, execution or delivery of this Sublease and shall indemnify and hold harmless Tenant against any loss, cost, liability or expense incurred by Tenant as a result of any claim asserted by any such firm, finder or other person on the basis of any arrangements or agreements made or alleged to have been made by or on behalf of Subtenant. Tenant represents and warrants to Subtenant that except for Landlord's Broker, if any described and disclosed in Section 20, it has not engaged any firm, finder or other person who would be entitled to any commission or fees for the negotiation, execution or delivery of this Sublease and shall indemnify and hold harmless Subtenant against any loss, cost, liability or expense incurred by Subtenant as a result of any claim asserted by any such firm, finder or other person on the basis of any arrangements or agreements made or alleged to have been made by or on behalf of Tenant.

c. **Entire Agreement.** This Sublease, which incorporates portions of the Master Lease, contains all of the covenants and agreements between Tenant and Subtenant relating to the Subleased Premises. No prior or contemporaneous agreements or understandings pertaining to the Sublease shall be valid or of any force or effect and the covenants and agreements of this Sublease shall not be altered, modified, or amended to except in writing signed by Tenant and Subtenant.

d. **Severability.** Any provision of this Sublease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision of this Sublease.

e. **Governing Law.** This Sublease shall be governed by and construed in accordance with the laws of the State of Washington.

f. **Memorandum of Sublease.** Except for the pages containing the Commission Agreement, the legal descriptions, and the signatures of the Tenant and Subtenant (all of which may be recorded by Tenant's Broker), this Sublease shall not be recorded. However, if permitted by the Master Lease, Tenant and Subtenant shall, at the other's request, execute and record a memorandum of Sublease in recordable form that identifies Tenant and Subtenant, the commencement and termination dates of the Sublease, and the legal description of the Master Premises and Subleased Premises.

g. **Submission of Sublease Form Not an Offer.** One party's submission of this Sublease to the other for review shall not constitute an offer to sublease the Subleased Premises. This Sublease shall not become effective and binding upon Tenant and Subtenant until it has been fully signed by both Tenant and Subtenant, and consented to by Landlord (if required by the Master Lease).

h. **Authority of Parties.** Each party signing this Sublease represents and warrants to the other that it has the authority to enter into this Sublease, that the execution and delivery of this Sublease has been duly authorized, and that upon such execution and delivery this Lease shall be binding upon and enforceable against the party on signing.

19. EXHIBITS AND RIDERS. The following exhibits and riders are made a part of this Sublease:

Exhibit 1 Legal Description of the Master Premises

Exhibit 2 Master Lease

Exhibit 3 Outline of Subleased Premises

Exhibit 4 Tenant Improvement Schedule

Other: Rent Rider and Addendum/Amendment

20. AGENCY DISCLOSURE. At the signing of this Lease,

Tenant is represented by Justin Johnson of Washington Partners Corporate Real Estate, Inc. (insert name of Broker and Firm as licensed) (the "Tenant's Broker");

And Subtenant is represented by Ashleigh Sundet and Parker Ferguson of Flinn Ferguson Cresa (insert name of Broker and Firm as licensed) (the "Subtenant's Broker").

This Agency Disclosure creates an agency relationship between Subtenant, Subtenant's Broker (if any such person is disclosed), and any managing brokers who supervise Subtenant's Broker's performance (collectively the "Supervising Brokers"). In addition, this Agency Disclosure creates an agency relationship between Tenant, Tenant's Broker (if any such person is disclosed), and any managing brokers who supervise Tenant's Broker's performance (also collectively the "Supervising Brokers"). If Tenant's Broker and Subtenant's Broker are different real estate licensees affiliated with the same Firm, then both Tenant and Subtenant confirm their consent to that Firm and both Tenant's and Subtenant's Supervising Brokers acting as dual agents. If Tenant's Broker and Subtenant's Broker are the same real estate licensee who represents both parties, then both Subtenant and Tenant acknowledge that the Broker, his or her Supervising Brokers, and his or her Firm are acting as dual agents and hereby consent to such dual agency. If Tenant's Broker, Subtenant's Broker, their

Supervising Brokers, or their Firm are dual agents, Subtenant and Tenant consent to Tenant's Broker, Subtenant's Broker, and their Firm being compensated based on a percentage of the rent or as otherwise disclosed on an attached addendum. Neither Tenant's Broker, Subtenant's Broker nor either of their Firms are receiving compensation from more than one party to this transaction unless otherwise disclosed on an attached addendum, in which case Subtenant and Tenant consent to such compensation. Subtenant and Tenant confirm receipt of the pamphlet entitled "The Law of Real Estate Agency."

21. **CONSENT BY LANDLORD.** This Sublease shall be of no force or effect unless consented to by Landlord within 10 days of execution, if such consent is required under the Master Lease. Tenant and Subtenant agree for the benefit of Landlord, that this Sublease and Landlord's consent shall not (a) create privity of contract between Landlord and Subtenant; (b) be deemed to have amended the Master Lease in any regard (unless Landlord shall have expressly agreed in writing to such amendment); or (c) be construed as a consent by Landlord to any future assignment or subletting. Landlord's consent shall, however, be deemed evidence of Landlord's agreement that Subtenant may use the Subleased Premises for the purpose set forth in Section 1(g) and that Subtenant shall be entitled to the waiver of claims and of the right of subrogation as provided in Section 12, Insurance, above.

22. **COMMISSION AGREEMENT.** If Tenant has not entered into a listing agreement (or other compensation agreement with Tenant's Firm), Tenant agrees to pay a commission to Tenant's Firm (as identified in the Agency Disclosure Section above) as follows:

☐ $________________
☒ 7.5 % of the gross rent payable pursuant to the Lease
☐ $________________ per square foot of the Premises
☐ Other ____

Tenant's Broker ☐ shall ☒ shall not (shall not if not filled in) be entitled to a commission upon the extension by Subtenant of the Sublease term pursuant to any right reserved to Subtenant under the Sublease calculated ☐ as provided above or ☐ as follows ________________________________ (if no box is checked, as provided above). Tenant's Broker ☐ shall ☒ shall not (shall not if not filled in) be entitled to a commission upon any expansion of the Subleased Premises pursuant to any right reserved to Subtenant under the Sublease, calculated ☐ as provided above or ☐ as follows ____________________ (if no box is checked, as provided above).

Any commission shall be earned upon execution of this Sublease and paid one-half upon execution of the Sublease and one-half upon occupancy of the Subleased Premises by Subtenant. Tenant's Broker shall pay to Subtenant's Broker (as identified in the Agency Disclosure section above), the amount stated in a separate agreement between them or, if there is no agreement, $__________________ or _____%(complete only one) of any commission paid to Tenant's Broker, within five (5) days after receipt by Tenant's Broker.

If any other lease or sale is entered into between Tenant and Subtenant pursuant to a right reserved to Subtenant under the Sublease, Tenant ☐ shall ☐ shall not (shall not if not filled in) pay an additional commission according to any commission agreement or, in the absence of one, according to Tenant's Broker's commission schedule in effect as of the execution of this Sublease. Tenant's successor shall be obligated to pay any unpaid commissions upon any transfer of this Sublease and any such transfer shall not release the transferor from liability to pay such commissions.

23. BROKER PROVISIONS.

TENANT'S BROKER AND SUBTENANT'S BROKER HAVE MADE NO REPRESENTATIONS OR WARRANTIES CONCERNING THE SUBLEASED PREMISES; THE MEANING OF THE TERMS AND CONDITIONS OF THIS SUBLEASE; LANDLORD'S, TENANT'S OR SUBTENANT'S FINANCIAL STANDING; ZONING; COMPLIANCE OF THE SUBLEASED PREMISES WITH APPLICABLE LAWS; SERVICE OR CAPACITY OF UTILITIES; OPERATING COSTS; OR HAZARDOUS MATERIALS. LANDLORD, TENANT AND SUBTENANT ARE EACH ADVISED TO SEEK INDEPENDENT LEGAL ADVICE ON THESE AND OTHER MATTERS ARISING UNDER THIS SUBLEASE.

TENANT	**SUBTENANT**
[signature]	[signature]
TENANT	**SUBTENANT**
TIM HODGSON	WILLIAM SORNSIN
BY	**BY**
PRINCIPAL	COO
ITS	**ITS**

24. LANDLORD'S CONSENT. Landlord consents to the foregoing Sublease without waiver of any restriction in the Master Lease concerning further assignment, subletting or transfer. Landlord represents that the Master Lease constitutes the entire agreement of Landlord and Tenant concerning the leasing of the Master Premises and has not been amended or modified except as expressly set forth in Exhibit 2. Landlord further represents that, to Landlord's knowledge, Tenant is currently in full compliance with its obligations under the Master Lease.

Seattle 1500 Fourth, LLC
a Washington Limited Liability Company
by: Trinity 1500 Fourth LLC
a Washington Limited Liability Comany,
its member
by: Trinity Real Estate LLC
a Washington Limited Liability Co.
its sole member.

LANDLORD

[signature]

LANDLORD

Lex Wiencke

BY

Partner

ITS

STATE OF WASHINGTON
COUNTY OF King | ss.

I certify that I know or have satisfactory evidence that William Sonsin is the person who appeared before me and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the COO of Maven Coalition to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Dated this 24 day of April, 20 18.

KATELYN SPIRO
NOTARY PUBLIC
MY COMMISSION EXPIRES 12-04-2019
STATE OF WASHINGTON

(Signature of Notary)

Katelyn Spiro
(Legibly Print or Stamp Name of Notary)

Notary public in and for the state of Washington
Residing at 601 Union St. #4900, Seattle, WA 98101

My appointment expires 12-04-19

STATE OF WASHINGTON
COUNTY OF King | ss.

I certify that I know or have satisfactory evidence that Tim Hodgson is the person who appeared before me and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the Principal of Hodgson Meyers Communications Inc. to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Dated this 25th day of April, 20 18.

RIAN R MARTIN
Notary Public
State of Washington
My Appointment Expires Jan 18, 2021

(Signature of Notary)

Rian R. Martin
(Legibly Print or Stamp Name of Notary)

Notary public in and for the state of Washington
Residing at Kirkland

My appointment expires Jan. 18, 2021

STATE OF WASHINGTON

COUNTY OF King

ss.

I certify that I know or have satisfactory evidence that Alexander Meneke is the person who appeared before me and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the Partner of Trinity Real Estate LLC to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Dated this 26th day of April, 2018,

E. ANNE HEINLEIN
Commission Expires
NOTARY
PUBLIC
07-27-2020
STATE OF WASHINGTON

[signature]
(Signature of Notary)

E. Anne Heinlein
(Legibly Print or Stamp Name of Notary)

Notary public in and for the state of Washington
Residing at Seattle, WA

My appointment expires 7/27/2020

STATE OF WASHINGTON

COUNTY OF ______________

ss.

I certify that I know or have satisfactory evidence that ______________________________ is the person who appeared before me and said person acknowledged that _________ signed this instrument, on oath stated that _________ was authorized to execute the instrument and acknowledged it as the __________________ __________ of ______________________________ to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Dated this __________ day of __________________, 20_________,

____
(Signature of Notary)

____
(Legibly Print or Stamp Name of Notary)

Notary public in and for the state of Washington
Residing at ______________________________

My appointment expires ____________________

EXHIBIT 1
[Legal Description of Master Premises]

See Master Lease.

EXHIBIT 2
[Master Lease]

See Attached.

EXHIBIT 3
[Outline of Subleased Premises]


CONFERENCE ROOM
PRIVATE OFFICE
PRIVATE OFFICE
INFORMAL MEETING /WAITING
ADMIN. SHARED OFFICE
ACCOUNT MANAGERS SHARED OFFICE
CONFERENCE ROOM
SERVER
STUDIO GAME ROOM
STORAGE
RECEPTION
COFFEE BAR
PRODUCTION
PHONE ROOM
PHONE ROOM
CREATIVE TEAM
CREATIVE TEAM
SR. ACCOUNT MANAGERS
ACCOUNT MANAGERS
ACCOUNT MANAGERS
ACCOUNT MANAGERS
CREATIVE MANAGER

EXHIBIT 3

EXHIBIT 4
[Subtenant Improvement Schedule]

1. Subtenant Improvements to be Completed by Tenant

Subtenant shall accept the space in broom clean condition. The kitchen shall be professionally cleaned.

2. Subtenant Improvements to be Completed by Subtenant

SUBLEASE RENT RIDER

This Rent Rider ("Rider") is made part of the Sublease agreement dated ____________, (the "Sublease") between HODGSON MEYERS COMMUNICATIONS, INC., a Washington corporation, d.b.a. BLACKWING CREATIVE ("Tenant") and MAVEN COALITION, INC. a Nevada corporation ("Subtenant") concerning the space commonly known as Suite 200 (the "Sublease Premises"), located at the property commonly known as the Seaboard Building, 1500 Fourth Avenue, Seattle, WA 98101 (the "Property").

☒ 1. **BASE MONTHLY RENT SCHEDULE.** Subtenant shall pay Tenant base monthly rent during the Sublease Term according to the following schedule:

Sublease Year (Stated in Years or Months)	Base Monthly Rent Amount
Months 1 - 12	$25.95 PSF/YR Fully Serviced
Months 13 - 24	$35.00 PSF/YR Fully Serviced
Months 25 - 36	$36.00 PSF/YR Fully Serviced
Months 37 - 41	$37.00 PSF/YR Fully Serviced
	$

☐ 2. ~~**CONSUMER PRICE INDEX ADJUSTMENT ON BASE MONTHLY RENT.** The base monthly rent shall be increased on the first day of the second year of the Sublease and on the first day of each year of the Sublease thereafter (each, an "Adjustment Date") during the term of this Sublease (but not during any extension term(s) unless specifically set forth elsewhere in the Sublease or another Rider attached thereto). The increase shall be determined in accordance with the increase in the United States Department of Labor, Bureau of Labor Statistics, Consumer Price Index for All Urban Consumers (all items for the geographical statistical area in which the Premises is located on the basis of 1982-1984 equals 100) (the "Index"). The base monthly rent payable immediately prior to the applicable adjustment date shall be increased by the percentage that the Index published for the date nearest preceding the applicable Adjustment Date has increased over the Index published for the date nearest preceding the first day of the Sublease Year from which the adjustment is being measured. Upon the calculation of each increase, Tenant shall notify Subtenant of the new base monthly rent payable hereunder. Within twenty (20) days of the date of Tenant's notice, Subtenant shall pay to Tenant the amount of any deficiency in Rent paid by Subtenant for the period following the subject Adjustment Date, and shall thereafter pay the increased Rent until receiving the next notice of increase from Tenant. If the components of the Index are materially changed after the Commencement Date, or if the Index is discontinued during the Sublease term, Tenant shall notify Subtenant of a substitute published index which, in Tenant's reasonable discretion, approximates the Index, and shall use the substitute index to make subsequent adjustments in base monthly rent. In no event shall base monthly rent be decreased pursuant to this Rider.~~

**ADDENDUM/AMENDMENT TO
CBA SUBLEASE**

The following is part of the Commercial Sublease Agreement dated _________ between HODGSON MEYERS COMMUNICATIONS, INC., a Washington corporation, d.b.a. BLACKWING CREATIVE ("Tenant") and MAVEN COALITION, INC. a Nevada corporation ("Subtenant") regarding the sublease of the property known as Suite 200 at the Seaboard Building, 1500 Fourth Avenue, Seattle, WA 98101.

IT IS AGREED BETWEEN THE TENANT AND SUBTENANT AS FOLLOWS:

Comingling: Subtenant shall share the space with Tenant for a period of one (1) year. Tenant will pay Subtenant a total of $5,000/month for the duration of the co-mingling period. (This amount has been deducted from the first 12 months of the sublease term.)

Early Commencement: Subtenant shall have full access to the space for office use beginning May 1, 2018. Subtenant shall not be required to pay any rent during this Early Commencement period.

Furniture: Sublandlord will provide a furniture inventory list. The Subtenant shall have free use of the furniture throughout the Sublease Term. Upon the Sublease Expiration, the furniture shall become the personal property of the Subtenant and Subtenant shall remove all furniture from the Premises

Parking: Per Master Lease.

Conference Room Access: Tenant shall have the right to use the Conference Room once a week for up to two hours by providing Subtenant written notice.

Go Dark Clause and Landlord Consent Document: Per Section 3 of the Consent to Sublease by Prime Landlord: If the Prime Landlord withholds consent to the Go Dark Right based upon the Subtenant's financial status (per the Prime Lease) and Sublandlord decides to terminate sublease, then the Subtenant shall not be entitled to and shall waive its right to the security deposit which shall revert to the Sublandlord to offset the Sublease transaction costs, loss of opportunity costs and overall business disruption. In the event Subtenant decides to move forward with a month-to-month basis, the terms of the sublease shall stand.

ADDENDUM/AMENDMENT TO
CBA SUBLEASE

Security Deposit Reduction: Sublandlord shall reduce the security deposit by $21,749.58 at the end of the 12th month of the Sublease term and $22,371.00 at the end of the 24th month of the Sublease term. The Sublandlord shall hold the security deposit of $22,992.42 for the remainder of the Sublease term.

AGENT (COMPANY): ______________________ By: ______________________

ALL OTHER TERMS AND CONDITIONS of said Agreement remain unchanged.

INITIALS: TENANT TH DATE 4/25/18 SUBTENANT W.C.D. DATE 4/24/18
TENANT ________ DATE ________ SUBTENANT ________ DATE ________

CONSENT TO SUBLEASE BY PRIME LANDLORD

This CONSENT TO SUBLEASE BY PRIME LANDLORD (this "**Consent**") is made with respect to that certain Lease Agreement dated April 7, 2014, together with all amendments and addenda thereto (collectively, the "**Prime Lease**"), between Seattle 1500 Fourth, LLC, a Washington limited liability company ("**Prime Landlord**"), successor-in-interest to Pine Street Associates II, L.L.C., a Washington limited liability company ("**Original Landlord**"), and Hodgson Meyers Communications, Inc., a Washington corporation d/b/a Blackwing Creative, as the Tenant thereunder (also referred to hereinafter as the "**Sublandlord**"), demising certain premises consisting of approximately 7,457 rentable square feet on the second floor of the Seaboard Building, 1500 Fourth Avenue, Seattle, Washington, more particularly described in the Prime Lease (the "**Premises**"). Capitalized terms used herein shall have their meanings set forth in the Prime Lease unless otherwise defined herein.

Sublandlord now intends to sublease all of the Premises to Maven Coalition, Inc., a Nevada corporation ("**Subtenant**") pursuant to a Sublease dated April 25th, 2018, a copy of which is attached hereto as Exhibit A (the "**Sublease**").

Prime Landlord has agreed to consent to the foregoing Sublease under the terms and conditions set forth herein.

THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the parties now agree:

1. Recitals Incorporated. The above recitals are hereby incorporated herewith as if fully set forth again.

2. Consent to Sublease. Under the terms and conditions set forth below, Prime Landlord hereby consents to the attached Sublease, which Sublandlord and Subtenant represent and warrant is a true and correct copy thereof, as and to the extent required by the Prime Lease. Subtenant represents and warrants to Prime Landlord that all financial statements and related information previously provided to Prime Landlord was true and correct in all material respects as of the date provided to Prime Landlord and that, as of the date of mutual execution hereof, there has been no material adverse change in the financial condition of Subtenant.

3. Co-Tenancy; Sublandlord's Right to Go Dark. Prime Landlord acknowledges that the Sublease constitutes a co-tenancy arrangement, pursuant to which Sublandlord and Subtenant shall jointly use and enjoy the Premises. Beginning as of December 1, 2018, and notwithstanding any express or implied provision in the Prime Lease to the contrary, if Sublandlord pays the Rent and continues to perform all of its other obligations under the Prime Lease, Sublandlord shall have the right to cease business operations in the Premises (such that the co-tenancy arrangement shall cease and Subtenant shall be the only entity operating within the Premises) (the "**Go Dark Right**"), *provided, however* that Sublandlord's Go Dark Right is expressly contingent upon Prime Landlord's receipt, review, and approval (in Prime Landlord's sole discretion) of Subtenant's current financial statements and related information as may be reasonably requested by Prime Landlord. If Prime Landlord withholds its consent to the Go Dark Right based on the foregoing, then (a) Sublandlord shall have the option to terminate the

Sublease effective as of February 28, 2019 by providing written notice of such election to Prime Landlord and Subtenant on or before January 31, 2019, and (b) if Sublandlord does not elect to terminate the Sublease as provided in clause (a) above, the Sublease Term shall automatically convert to a month-to-month lease, terminable by either Sublandlord or Subtenant upon at least thirty (30) days written notice to the other party and to Prime Landlord.

4. Waiver of Renewal Option. Sublandlord hereby waives its option to extend the term of the Lease as set forth in Section 3(d) of the Lease. Accordingly, Section 3(d) of the Lease shall be of no further force or effect.

5. Sublandlord Fully Liable. Neither the Sublease nor this Consent shall be construed to release or relieve Sublandlord of any covenants, agreements, liabilities or obligations whatsoever under the Prime Lease. Sublandlord shall continue to be fully and primarily liable for the full performance of all obligations of the tenant under the Prime Lease.

6. No Effect on Prime Lease. Except as expressly set forth herein, and notwithstanding anything to the contrary in the Sublease, nothing herein or in the Sublease shall be construed to (a) diminish Prime Landlord's rights or increase Prime Landlord's obligations under the Prime Lease, (b) expand Sublandlord's rights or decrease Sublandlord's obligations under the Prime Lease, (c) amend the terms of the Prime Lease, or (d) prevent Prime Landlord and Sublandlord from amending the Prime Lease in the future. Any inconsistencies between the Sublease and the Prime Lease that would yield any such result will be resolved in favor of the Prime Lease. To the extent there exist any provisions in the Sublease that conflict in any way with the terms of the Prime Lease, this Consent shall in no way constitute an agreement by Prime Landlord to any modification of any provisions of the Prime Lease to conform to the Sublease. Without limiting the generality of the foregoing, any terms, conditions, representations, warranties, covenants, indemnities, waivers, or any other provisions of the Sublease which purport to obligate Prime Landlord to Subtenant in any way or which purport to release Sublandlord from any obligation to Prime Landlord under the Prime Lease are void and shall have no effect as against Prime Landlord. In the event that compliance with any provisions of the Sublease shall constitute or cause any default under the Prime Lease, this Consent shall not constitute a waiver of any rights or remedies of Prime Landlord under the Prime Lease with respect to any such default. Nothing herein shall be construed to permit any greater use of services or utilities provided to the Premises than is permitted in the Prime Lease or to obligate Prime Landlord to provide any such increased services or utilities. Furthermore, any alterations, additions, or improvements contemplated in connection with Subtenant's initial occupancy of the subleased premises or otherwise shall require the prior review and approval of Prime Landlord pursuant to the Prime Lease.

7. Further Assignment/Subletting. Except as expressly set forth herein, this Consent shall not relieve Sublandlord of its obligation, pursuant to the Prime Lease, to obtain Prime Landlord's prior written consent to (a) any further subletting or licensing of all or part of the Premises by Sublandlord or Subtenant, or (b) any assignment by Sublandlord of any of its interest in the Prime Lease or the Sublease, or (c) any assignment by Subtenant of its interests in the Sublease, and neither this Consent nor the Sublease shall be construed as conferring upon Subtenant any right to further sublease or license the Premises or assign its rights under the Sublease in either case without Prime Landlord's consent as required under the Prime Lease.

8. Prime Landlord not a Party to Sublease. Prime Landlord's consent hereto shall be deemed given for the act of subletting only and not to any of the provisions of the aforesaid Sublease, and shall not be construed to make Prime Landlord a party to the Sublease or to give either Sublandlord or Subtenant the basis for any claim or cause of action against Prime Landlord arising out of the Sublease, except to the extent any claims or causes of action arise out of the duties or obligations of Prime Landlord specified in this Consent.

9. No Amendments to Sublease. Sublandlord and Subtenant shall not amend or modify the Sublease without Prime Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed.

10. Sublease Subordinate to Prime Lease. Notwithstanding anything herein contained, the Sublease shall in all respects be subject to, and subordinate to, the Prime Lease.

11. Subtenant Recognition and Attornment. Upon any default by Sublandlord or Subtenant under the Prime Lease that is not cured by Sublandlord or Subtenant, as applicable, within any applicable notice and cure period provided therein for such default, Prime Landlord reserves the right at any time thereafter, at its sole election, to deliver a written notice to Subtenant, who shall thereafter, and until receipt of a subsequent written notice from Prime Landlord directing otherwise, pay all rent and additional rent due under the Sublease directly to Prime Landlord, and Prime Landlord shall apply same to Sublandlord's obligations under the Prime Lease. Until any such uncured default by Sublandlord or Subtenant under the Prime Lease, however, Sublandlord may continue to collect all such rent and additional rent from Subtenant pursuant to the Sublease. In the event of the termination of the Prime Lease or of Sublandlord's right to possession of the Premises by reentry, notice, eviction, conditional limitation, surrender, summary proceeding or other action or proceeding, or otherwise, or, if the Prime Lease shall terminate or expire for any reason before any of the dates provided in the Sublease for the termination of the initial or renewal terms of the Sublease and if immediately prior to such surrender, termination or expiration the Sublease shall be in full force and effect, Subtenant shall not be made a party in any removal or eviction action or proceeding nor shall Subtenant be evicted or removed of its possession or its right of possession of the Subleased Premises be disturbed or in any way interfered with, and the Sublease shall continue in full force and effect as a direct lease between Prime Landlord and Subtenant, as follows: (a) the terms and conditions governing Subtenant's continued occupancy shall be the terms and conditions provided in the Sublease, with Prime Landlord as the "Sublandlord" thereunder, including without limitation as to the Term thereof except with respect to Rent, for which Subtenant shall instead pay, on and after the date of attornment and the last day of the Sublease Term, the Rent due from Sublandlord during such period pursuant to the Prime Lease; and (b) Prime Landlord shall not (i) be liable for any previous act or omission of Sublandlord under the Sublease; (ii) be subject to any counterclaim, offset or defense that Subtenant might have against Sublandlord; (iii) be bound by any previous modification of the Sublease or by any rent or additional rent or advance rent which Subtenant might have paid for more than the current month to Sublandlord, and all such rent shall remain due and owing, notwithstanding such advance payment; (iv) be bound by any security or advance rental deposit made by Subtenant which is not delivered or paid over to Prime Landlord and with respect to which Subtenant shall look solely to Sublandlord for refund or reimbursement; or (v) be obligated to perform any work in the

53029439.153029439.4

Subleased Premises or to prepare it for occupancy. In that event, Subtenant agrees to attorn to and recognize Prime Landlord as its landlord under the Sublease, and will, upon request, execute and deliver to Landlord and/or its successors or assigns any instrument or instruments in recordable form that may be reasonably necessary or appropriate to effect the performance of the agreements herein contained.

12. Effect of Rejection. The agreements between Prime Landlord and Subtenant contained in this Agreement are for the benefit of Prime Landlord and are independent of any agreements between Sublandlord and Subtenant contained herein, in the Sublease, or elsewhere. If Sublandlord or any successor or trustee rejects, or attempts to reject, any or all of the Prime Lease, the Sublease, or this Agreement under the United States Bankruptcy Code (including without limitation 11 U.S.C. §365) or any similar or successor state or federal statute governing bankruptcy, insolvency, or receivership, or any rejection of any or all of the Prime Lease, the Sublease, or this Agreement occurs for any reason, such rejection shall have no effect on Prime Landlord's rights as between it and Subtenant under this Agreement and Subtenant's obligations as between it and Prime Landlord under this Agreement, which rights and obligations shall remain in full force and effect. In the event Sublandlord becomes a debtor in a bankruptcy, insolvency, or receivership case or proceeding and the Sublease is rejected therein, Subtenant shall not be allowed to elect to treat the Sublease as having been terminated or subject to termination without Prime Landlord's prior written consent, and Subtenant shall not be permitted to make any other election under 11 U.S.C. §365 or any successor or similar statute without the prior written consent of Prime Landlord.

13. Waiver of Subrogation. Subtenant shall obtain and maintain throughout the term of the Sublease, in Subtenant's fire/casualty insurance policies covering Subtenant's property in the subleased Premises and Subtenant's use and occupancy thereof (and shall cause any other permitted occupants thereof to obtain and maintain, in similar policies), provisions to the effect that such policies shall not be invalidated should the insured waive, in writing, prior to a loss, any or all right of recovery against any party for loss occasioned by fire or other casualty which is an insured risk under such policies. In the event that at any time the fire/casualty insurance carriers issuing such policies shall exact an additional premium for the inclusion of such or similar provisions, Subtenant shall give Prime Landlord and Sublandlord notice thereof. In such event, if either Prime Landlord or Sublandlord requests, Subtenant shall require the inclusion of such similar provisions by such fire/casualty insurance carriers and Sublandlord shall reimburse Subtenant for such additional premium for the remainder of the term of the Sublease. As long as such or similar provisions are included in such fire/casualty insurance policies then in force, Subtenant hereby waives (and agrees to cause any other permitted occupants of the subleased Premises to execute and deliver to Prime Landlord written instruments waiving) any right of recovery against Prime Landlord, Sublandlord, any lessors under any ground or underlying leases, any holders of any mortgages affecting the Property, any other tenants and occupants of the Building, and any servants, employees, agents or contractors of Prime Landlord, Sublandlord or of any such lessor, or of any such other tenants or occupants, for any loss occasioned by fire or other casualty which is an insured risk under such policies. In the event that at any time any such fire/casualty insurance carriers shall not include such or similar provisions in any such fire/casualty insurance policy, the waiver set forth in the foregoing sentence shall, upon notice given by Subtenant to Prime Landlord and Sublandlord, be deemed of no further force or effect from and after the giving of such notice, and Prime Landlord, any lessors under any ground or

underlying leases and any holders of any mortgages affecting the Real Property shall be named as additional insureds, but not loss payees, in accordance with the terms and conditions of the Prime Lease. During any period while the foregoing waiver of right of recovery is in effect or Prime Landlord is required to be named as an additional insured, Subtenant, or any other permitted occupant of the subleased Premises, as the case may be, shall look solely to the proceeds of such policies to compensate Subtenant or such other permitted occupants for any loss occasioned by fire or other casualty which is an insured risk under such policies. Subtenant shall maintain commercial general liability insurance against any claims by reason of personal injury, death and property damage occurring in or about the subleased Premises covering, without limitation, the operation of any private air conditioning equipment and any private elevators, escalators or conveyors, in or serving the subleased Premises or any part thereof, whether installed by Prime Landlord, Sublandlord, Subtenant or others, and shall furnish the Prime Landlord and Sublandlord duplicate original policies of such insurance at least ten (10) days prior to the commencement of the term of the Sublease and at least ten (10) days prior to the expiration of the term of any such policy previously furnished by Sublandlord in which policies Prime Landlord, Sublandlord, their agents, any holders of any mortgages affecting the Property, and any lessor under any ground or underlying lease shall be named as parties insured, which policies shall be issued by companies, and shall be in form and amounts, satisfactory to Prime Landlord.

14. Effectiveness of Consent. This Consent shall not be effective until and unless (i) one or more originals hereof have been fully executed by Sublandlord, Subtenant, and Prime Landlord and a fully-executed original hereof has been delivered to Prime Landlord, (ii) a Consent Fee in the amount of $1,500 has been received by Prime Landlord; and (iii) proper certificates of insurance and endorsements from Subtenant satisfying the requirements set forth in the Prime Lease have been received by Prime Landlord.

15. Prime Landlord Not Liable for Commissions and Taxes. Sublandlord and Subtenant hereby agree that Prime Landlord shall not be liable for any real estate transfer taxes, any leasing commissions, or any other amounts that may be due to any broker or agent with respect to this Agreement or the sublease transaction contemplated herewith, and Sublandlord and Subtenant hereby jointly and severally indemnify, defend, and hold Prime Landlord harmless from and against any such claims for such transfer taxes or brokerage or leasing commissions that may be due as a result of the transactions contemplated hereby.

16. Attorneys Fees. If any party commences an action against another party hereto arising out of or in connection with this Consent, the substantially prevailing party shall be entitled to recover from the substantially non-prevailing party/ies the costs and expenses of such action, including without limitation reasonable attorneys fees and court costs.

17. Estoppel. As of the date hereof, Sublandlord acknowledges and agrees that, to the best of Sublandlord's knowledge and belief, Prime Landlord has performed all obligations required of Prime Landlord under the Prime Lease and that there are no offsets, counterclaims or defenses of Sublandlord under the Prime Lease existing against Prime Landlord. Sublandlord further acknowledges and agrees that no events have occurred that, with the passage of time or the giving of notice, or both, would constitute a basis for an offset, counterclaim, or defense against Prime Landlord, and that the Prime Lease is in full force and effect.

18. Notices. Subtenant agrees to promptly deliver a copy to Prime Landlord of any and all notices of default given to Subtenant pursuant to the Sublease, and Sublandlord agrees to promptly deliver a copy to Prime Landlord of any and all notices of default given to Sublandlord pursuant to the Sublease. All copies of such notices shall be delivered to Prime Landlord in the manner and to Prime Landlord's address for notices as set forth in the Prime Lease.

19. Full Force and Effect. All of the terms, covenants and conditions of the Prime Lease shall remain in full force and effect without modification or change.

20. Counterparts. This Consent may be executed in counterparts, each of which, when combined, constitutes one single, binding and valid agreement.

[*Remainder of page intentionally left blank; signatures follow.*]

In witness whereof, the parties below have executed this Consent as of the day and date first set forth above.

PRIME LANDLORD:

SEATTLE 1500 FOURTH, LLC,
a Washington limited liability company

By: Trinity 1500 Fourth LLC,
a Washington limited liability company,
its member

By: Trinity Real Estate LLC,
a Washington limited liability company,
its sole member

By: ______________________
Name: Lex Wienecke
Title: Partner

TENANT/SUBLANDLORD:

HODGSON MEYERS COMMUNICATIONS, INC.,
a Washington corporation,
d/b/a Blackwing Creative

By: ______________________
Name: TIM HODGSON
Title: PRINCIPAL

SUBTENANT:

MAVEN COALITION, INC.,
a Nevada corporation

By: ______________________
Name: WILLIAM SORNSIN
Title: COO

53029439.153029439.1

STATE OF WASHINGTON

ss.

COUNTY OF KING

I certify that I know or have satisfactory evidence that Alexander Nierek is the person who appeared before me, and said person acknowledged that said person signed this instrument, on oath stated that said person was authorized to execute the instrument and acknowledged it as the Partner of Trinity Real Estate LLC, a Washington limited liability company, sole member of Trinity 1500 Fourth LLC, a Washington limited liability company, member of **SEATTLE 1500 FOURTH, LLC**, a Washington limited liability company, to be the free and voluntary act of such entity for the uses and purposes mentioned in the instrument.

Dated this 26th day of April, 2018.

E. ANNE HEINLEIN Commission Expires NOTARY PUBLIC 07-27-2020 STATE OF WASHINGTON

(Signature of Notary)

E. Anne Heinlein

(Legibly Print or Stamp Name of Notary)

Notary public in and for the state of Washington, residing at Seattle, WA

My appointment expires 07/27/2020

STATE OF WASHINGTON

COUNTY OF King

ss.

I certify that I know or have satisfactory evidence that Tim Hodgson is the person who appeared before me, and said person acknowledged that said person signed this instrument, on oath stated that said person was authorized to execute the instrument and acknowledged it as the Principal of **HODGSON MEYERS COMMUNICATIONS, INC.**, a Washington corporation, d/b/a Blackwing Creative, to be the free and voluntary act of such corporation for the uses and purposes mentioned in the instrument.

Dated this 25th day of April, 2018.

[signature]
(Signature of Notary)

Rian R. Martin
(Legibly Print or Stamp Name of Notary)

Notary public in and for the state of Washington,
residing at Kirkland
My appointment expires Jan. 18, 2021

RIAN R MARTIN
Notary Public
State of Washington
My Appointment Expires Jan 18, 2021

STATE OF WASHINGTON

COUNTY OF King

ss.

I certify that I know or have satisfactory evidence that William Sornsin is the person who appeared before me, and said person acknowledged that said person signed this instrument, on oath stated that said person was authorized to execute the instrument and acknowledged it as the COO of **MAVEN COALITION, INC.**, a Nevada corporation, to be the free and voluntary act of such corporation for the uses and purposes mentioned in the instrument.

Dated this 24th day of April, 2018.

[Signature]

(Signature of Notary)

Katelyn Spiro

(Legibly Print or Stamp Name of Notary)

Notary public in and for the state of Washington, residing at 601 Union St #4900, Seattle, WA 98101

My appointment expires 12-04-19

KATELYN SPIRO
NOTARY PUBLIC
STATE OF WASHINGTON
MY COMMISSION EXPIRES 12-04-2019

Exhibit A

[Attach copy of fully-executed Sublease]